Exhibit 10.2

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

Netherland, Sewell & Associates, Inc. consents to the references to our firm included in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2009 (the “Annual Report”), and to the inclusion of our report dated February 20, 2010, as an exhibit to the Annual Report.

NETHERLAND, SEWELL & ASSOCIATES, INC.

By:	/s/ G. Lance Binder, P.E.
G. Lance Binder, P.E.
Executive Vice President

Dallas, Texas

June 25, 2010

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